Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	PRESIDIO IS CORP.

Address of Joint Filer:	c/o American Securities LLC
299 Park Avenue, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	Other1

Issuer Name and Ticker or Trading Symbol:	INX INC. (INXI)

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):	11/01/2011

Designated Filer:	PRESIDIO, INC.

Signature:

PRESIDIO IS CORP.

By:	/s/ Eric L. Schondorf
Name:	Eric L. Schondorf
Title:	Vice President

Dated: November 14, 2011

____________________
1The Reporting Persons beneficially own no securities of the Issuer. As an inducement for Presidio, Inc. to enter into the Merger Agreement and in consideration thereof, (i) James H. Long (“Long”), (ii) Mark T. Hilz (“Hilz”) and (iii) William M. Sams (“Sams”, and together with Long and Hilz, the “Stockholders”), each entered into a Voting and Proxy Agreement, dated November 1, 2011, with Presidio, Inc. (collectively, the “Voting Agreements”).  Pursuant to these Voting Agreements, the Stockholders agreed to vote the shares of the Issuer’s Common Stock owned or controlled by them, collectively 2,761,031 shares of Common Stock (equal to 28.4% of the issued and outstanding shares of Common Stock, based on 9,714,792 shares of common stock outstanding, as of August 1, 2011, as set forth in the Issuer’s Quarterly Report on Form 10-Q for the Company’s fiscal quarterly period ended June 30, 2011), in favor of that certain Agreement and Plan of Merger, dated November 1, 2011 (the “Merger Agreement”), by and among the Issuer, Presidio, Inc. and Indigo Merger Sub, Inc., and the transactions contemplated by the Merger Agreement.  The Stockholders also agreed that, without the prior written consent of Presidio, Inc., they will not, directly or indirectly, sell, offer to sell, give, pledge, encumber, assign, grant any option for the sale of or otherwise transfer or dispose of, or enter into any agreement, arrangement or understanding to sell any of their shares of Company Common Stock, subject to certain exceptions. None of the Reporting Persons has any pecuniary interest in any of the shares of Common Stock subject to the Voting and Proxy Agreement, and each expressly disclaims beneficial ownership of such shares for all purposes.

Joint Filer Information

Name of Joint Filer:	PRESIDIO HOLDINGS INC.

Address of Joint Filer:	c/o American Securities LLC
299 Park Avenue, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	Other1

Issuer Name and Ticker or Trading Symbol:	INX INC. (INXI)

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):	11/01/2011

Designated Filer:	PRESIDIO, INC.

Signature:

PRESIDIO HOLDINGS INC.

By:	/s/ Eric L. Schondorf
Name:	Eric L. Schondorf
Title:	Vice President

Dated: November 14, 2011

____________________
1The Reporting Persons beneficially own no securities of the Issuer. As an inducement for Presidio, Inc. to enter into the Merger Agreement and in consideration thereof, (i) James H. Long (“Long”), (ii) Mark T. Hilz (“Hilz”) and (iii) William M. Sams (“Sams”, and together with Long and Hilz, the “Stockholders”), each entered into a Voting and Proxy Agreement, dated November 1, 2011, with Presidio, Inc. (collectively, the “Voting Agreements”).  Pursuant to these Voting Agreements, the Stockholders agreed to vote the shares of the Issuer’s Common Stock owned or controlled by them, collectively 2,761,031 shares of Common Stock (equal to 28.4% of the issued and outstanding shares of Common Stock, based on 9,714,792 shares of common stock outstanding, as of August 1, 2011, as set forth in the Issuer’s Quarterly Report on Form 10-Q for the Company’s fiscal quarterly period ended June 30, 2011), in favor of that certain Agreement and Plan of Merger, dated November 1, 2011 (the “Merger Agreement”), by and among the Issuer, Presidio, Inc. and Indigo Merger Sub, Inc., and the transactions contemplated by the Merger Agreement.  The Stockholders also agreed that, without the prior written consent of Presidio, Inc., they will not, directly or indirectly, sell, offer to sell, give, pledge, encumber, assign, grant any option for the sale of or otherwise transfer or dispose of, or enter into any agreement, arrangement or understanding to sell any of their shares of Company Common Stock, subject to certain exceptions. None of the Reporting Persons has any pecuniary interest in any of the shares of Common Stock subject to the Voting and Proxy Agreement, and each expressly disclaims beneficial ownership of such shares for all purposes.

Joint Filer Information

Name of Joint Filer:	AS PRESIDIO HOLDINGS LLC By: ASP Manager Corp., its manager

Address of Joint Filer:	c/o American Securities LLC
299 Park Avenue, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	Other1

Issuer Name and Ticker or Trading Symbol:	INX INC. (INXI)

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):	11/01/2011

Designated Filer:	PRESIDIO, INC.

Signature:

AS PRESIDIO HOLDINGS LLC By: ASP Manager Corp., its manager

By:	/s/ Eric L. Schondorf
Name:	Eric L. Schondorf
Title:	Vice President

Dated: November 14, 2011

____________________
1The Reporting Persons beneficially own no securities of the Issuer. As an inducement for Presidio, Inc. to enter into the Merger Agreement and in consideration thereof, (i) James H. Long (“Long”), (ii) Mark T. Hilz (“Hilz”) and (iii) William M. Sams (“Sams”, and together with Long and Hilz, the “Stockholders”), each entered into a Voting and Proxy Agreement, dated November 1, 2011, with Presidio, Inc. (collectively, the “Voting Agreements”).  Pursuant to these Voting Agreements, the Stockholders agreed to vote the shares of the Issuer’s Common Stock owned or controlled by them, collectively 2,761,031 shares of Common Stock (equal to 28.4% of the issued and outstanding shares of Common Stock, based on 9,714,792 shares of common stock outstanding, as of August 1, 2011, as set forth in the Issuer’s Quarterly Report on Form 10-Q for the Company’s fiscal quarterly period ended June 30, 2011), in favor of that certain Agreement and Plan of Merger, dated November 1, 2011 (the “Merger Agreement”), by and among the Issuer, Presidio, Inc. and Indigo Merger Sub, Inc., and the transactions contemplated by the Merger Agreement.  The Stockholders also agreed that, without the prior written consent of Presidio, Inc., they will not, directly or indirectly, sell, offer to sell, give, pledge, encumber, assign, grant any option for the sale of or otherwise transfer or dispose of, or enter into any agreement, arrangement or understanding to sell any of their shares of Company Common Stock, subject to certain exceptions. None of the Reporting Persons has any pecuniary interest in any of the shares of Common Stock subject to the Voting and Proxy Agreement, and each expressly disclaims beneficial ownership of such shares for all purposes.

Joint Filer Information

Name of Joint Filer:	AMERICAN SECURITIES PARTNERS V, L.P. By: American Securities Associates V, LLC, its general partner

Address of Joint Filer:	c/o American Securities LLC
299 Park Avenue, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	Other1

Issuer Name and Ticker or Trading Symbol:	INX INC. (INXI)

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):	11/01/2011

Designated Filer:	PRESIDIO, INC.

Signature:

AMERICAN SECURITIES PARTNERS V, L.P. By: American Securities Associates V, LLC, its general partner

By:	/s/ Michael G. Fisch
Name:	Michael G. Fisch
Title:	Managing Member

Dated: November 14, 2011

____________________
1The Reporting Persons beneficially own no securities of the Issuer. As an inducement for Presidio, Inc. to enter into the Merger Agreement and in consideration thereof, (i) James H. Long (“Long”), (ii) Mark T. Hilz (“Hilz”) and (iii) William M. Sams (“Sams”, and together with Long and Hilz, the “Stockholders”), each entered into a Voting and Proxy Agreement, dated November 1, 2011, with Presidio, Inc. (collectively, the “Voting Agreements”).  Pursuant to these Voting Agreements, the Stockholders agreed to vote the shares of the Issuer’s Common Stock owned or controlled by them, collectively 2,761,031 shares of Common Stock (equal to 28.4% of the issued and outstanding shares of Common Stock, based on 9,714,792 shares of common stock outstanding, as of August 1, 2011, as set forth in the Issuer’s Quarterly Report on Form 10-Q for the Company’s fiscal quarterly period ended June 30, 2011), in favor of that certain Agreement and Plan of Merger, dated November 1, 2011 (the “Merger Agreement”), by and among the Issuer, Presidio, Inc. and Indigo Merger Sub, Inc., and the transactions contemplated by the Merger Agreement.  The Stockholders also agreed that, without the prior written consent of Presidio, Inc., they will not, directly or indirectly, sell, offer to sell, give, pledge, encumber, assign, grant any option for the sale of or otherwise transfer or dispose of, or enter into any agreement, arrangement or understanding to sell any of their shares of Company Common Stock, subject to certain exceptions. None of the Reporting Persons has any pecuniary interest in any of the shares of Common Stock subject to the Voting and Proxy Agreement, and each expressly disclaims beneficial ownership of such shares for all purposes.

Joint Filer Information

Name of Joint Filer:	AMERICAN SECURITIES PARTNERS V(B), L.P. By: American Securities Associates V, LLC, its general partner

Address of Joint Filer:	c/o American Securities LLC
299 Park Avenue, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	Other1

Issuer Name and Ticker or Trading Symbol:	INX INC. (INXI)

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):	11/01/2011

Designated Filer:	PRESIDIO, INC.

Signature:

AMERICAN SECURITIES PARTNERS V(B), L.P. By: American Securities Associates V, LLC, its general partner

By:	/s/ Michael G. Fisch
Name:	Michael G. Fisch
Title:	Managing Member

Dated: November 14, 2011

____________________
____________________
1The Reporting Persons beneficially own no securities of the Issuer. As an inducement for Presidio, Inc. to enter into the Merger Agreement and in consideration thereof, (i) James H. Long (“Long”), (ii) Mark T. Hilz (“Hilz”) and (iii) William M. Sams (“Sams”, and together with Long and Hilz, the “Stockholders”), each entered into a Voting and Proxy Agreement, dated November 1, 2011, with Presidio, Inc. (collectively, the “Voting Agreements”).  Pursuant to these Voting Agreements, the Stockholders agreed to vote the shares of the Issuer’s Common Stock owned or controlled by them, collectively 2,761,031 shares of Common Stock (equal to 28.4% of the issued and outstanding shares of Common Stock, based on 9,714,792 shares of common stock outstanding, as of August 1, 2011, as set forth in the Issuer’s Quarterly Report on Form 10-Q for the Company’s fiscal quarterly period ended June 30, 2011), in favor of that certain Agreement and Plan of Merger, dated November 1, 2011 (the “Merger Agreement”), by and among the Issuer, Presidio, Inc. and Indigo Merger Sub, Inc., and the transactions contemplated by the Merger Agreement.  The Stockholders also agreed that, without the prior written consent of Presidio, Inc., they will not, directly or indirectly, sell, offer to sell, give, pledge, encumber, assign, grant any option for the sale of or otherwise transfer or dispose of, or enter into any agreement, arrangement or understanding to sell any of their shares of Company Common Stock, subject to certain exceptions. None of the Reporting Persons has any pecuniary interest in any of the shares of Common Stock subject to the Voting and Proxy Agreement, and each expressly disclaims beneficial ownership of such shares for all purposes.

Joint Filer Information

Name of Joint Filer:	AMERICAN SECURITIES PARTNERS V(C), L.P. By: American Securities Associates V, LLC, its general partner

Address of Joint Filer:	c/o American Securities LLC
299 Park Avenue, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	Other1

Issuer Name and Ticker or Trading Symbol:	INX INC. (INXI)

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):	11/01/2011

Designated Filer:	PRESIDIO, INC.

Signature:

AMERICAN SECURITIES PARTNERS V(C), L.P. By: American Securities Associates V, LLC, its general partner

By:	/s/ Michael G. Fisch
Name:	Michael G. Fisch
Title:	Managing Member

Dated: November 14, 2011

____________________
____________________
1The Reporting Persons beneficially own no securities of the Issuer. As an inducement for Presidio, Inc. to enter into the Merger Agreement and in consideration thereof, (i) James H. Long (“Long”), (ii) Mark T. Hilz (“Hilz”) and (iii) William M. Sams (“Sams”, and together with Long and Hilz, the “Stockholders”), each entered into a Voting and Proxy Agreement, dated November 1, 2011, with Presidio, Inc. (collectively, the “Voting Agreements”).  Pursuant to these Voting Agreements, the Stockholders agreed to vote the shares of the Issuer’s Common Stock owned or controlled by them, collectively 2,761,031 shares of Common Stock (equal to 28.4% of the issued and outstanding shares of Common Stock, based on 9,714,792 shares of common stock outstanding, as of August 1, 2011, as set forth in the Issuer’s Quarterly Report on Form 10-Q for the Company’s fiscal quarterly period ended June 30, 2011), in favor of that certain Agreement and Plan of Merger, dated November 1, 2011 (the “Merger Agreement”), by and among the Issuer, Presidio, Inc. and Indigo Merger Sub, Inc., and the transactions contemplated by the Merger Agreement.  The Stockholders also agreed that, without the prior written consent of Presidio, Inc., they will not, directly or indirectly, sell, offer to sell, give, pledge, encumber, assign, grant any option for the sale of or otherwise transfer or dispose of, or enter into any agreement, arrangement or understanding to sell any of their shares of Company Common Stock, subject to certain exceptions. None of the Reporting Persons has any pecuniary interest in any of the shares of Common Stock subject to the Voting and Proxy Agreement, and each expressly disclaims beneficial ownership of such shares for all purposes.

Joint Filer Information

Name of Joint Filer:	AMERICAN SECURITIES ASSOCIATES V, LLC

Address of Joint Filer:	c/o American Securities LLC
299 Park Avenue, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	Other1

Issuer Name and Ticker or Trading Symbol:	INX INC. (INXI)

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):	11/01/2011

Designated Filer:	PRESIDIO, INC.

Signature:

AMERICAN SECURITIES ASSOCIATES V, LLC

By:	/s/ Michael G. Fisch
Name:	Michael G. Fisch
Title:	Managing Member

Dated: November 14, 2011

____________________
1The Reporting Persons beneficially own no securities of the Issuer. As an inducement for Presidio, Inc. to enter into the Merger Agreement and in consideration thereof, (i) James H. Long (“Long”), (ii) Mark T. Hilz (“Hilz”) and (iii) William M. Sams (“Sams”, and together with Long and Hilz, the “Stockholders”), each entered into a Voting and Proxy Agreement, dated November 1, 2011, with Presidio, Inc. (collectively, the “Voting Agreements”).  Pursuant to these Voting Agreements, the Stockholders agreed to vote the shares of the Issuer’s Common Stock owned or controlled by them, collectively 2,761,031 shares of Common Stock (equal to 28.4% of the issued and outstanding shares of Common Stock, based on 9,714,792 shares of common stock outstanding, as of August 1, 2011, as set forth in the Issuer’s Quarterly Report on Form 10-Q for the Company’s fiscal quarterly period ended June 30, 2011), in favor of that certain Agreement and Plan of Merger, dated November 1, 2011 (the “Merger Agreement”), by and among the Issuer, Presidio, Inc. and Indigo Merger Sub, Inc., and the transactions contemplated by the Merger Agreement.  The Stockholders also agreed that, without the prior written consent of Presidio, Inc., they will not, directly or indirectly, sell, offer to sell, give, pledge, encumber, assign, grant any option for the sale of or otherwise transfer or dispose of, or enter into any agreement, arrangement or understanding to sell any of their shares of Company Common Stock, subject to certain exceptions. None of the Reporting Persons has any pecuniary interest in any of the shares of Common Stock subject to the Voting and Proxy Agreement, and each expressly disclaims beneficial ownership of such shares for all purposes.

Joint Filer Information

Name of Joint Filer:	AMERICAN SECURITIES LLC

Address of Joint Filer:	c/o American Securities LLC
299 Park Avenue, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	Other1

Issuer Name and Ticker or Trading Symbol:	INX INC. (INXI)

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):	11/01/2011

Designated Filer:	PRESIDIO, INC.

Signature:

AMERICAN SECURITIES LLC

By:	/s/ Eric L. Schondorf
Name:	Eric L. Schondorf
Title:	General Counsel

Dated: November 14, 2011

____________________
____________________
1The Reporting Persons beneficially own no securities of the Issuer. As an inducement for Presidio, Inc. to enter into the Merger Agreement and in consideration thereof, (i) James H. Long (“Long”), (ii) Mark T. Hilz (“Hilz”) and (iii) William M. Sams (“Sams”, and together with Long and Hilz, the “Stockholders”), each entered into a Voting and Proxy Agreement, dated November 1, 2011, with Presidio, Inc. (collectively, the “Voting Agreements”).  Pursuant to these Voting Agreements, the Stockholders agreed to vote the shares of the Issuer’s Common Stock owned or controlled by them, collectively 2,761,031 shares of Common Stock (equal to 28.4% of the issued and outstanding shares of Common Stock, based on 9,714,792 shares of common stock outstanding, as of August 1, 2011, as set forth in the Issuer’s Quarterly Report on Form 10-Q for the Company’s fiscal quarterly period ended June 30, 2011), in favor of that certain Agreement and Plan of Merger, dated November 1, 2011 (the “Merger Agreement”), by and among the Issuer, Presidio, Inc. and Indigo Merger Sub, Inc., and the transactions contemplated by the Merger Agreement.  The Stockholders also agreed that, without the prior written consent of Presidio, Inc., they will not, directly or indirectly, sell, offer to sell, give, pledge, encumber, assign, grant any option for the sale of or otherwise transfer or dispose of, or enter into any agreement, arrangement or understanding to sell any of their shares of Company Common Stock, subject to certain exceptions. None of the Reporting Persons has any pecuniary interest in any of the shares of Common Stock subject to the Voting and Proxy Agreement, and each expressly disclaims beneficial ownership of such shares for all purposes.